The UBS Funds

March 28, 2024

Supplement to the Prospectuses relating to Class A and Class P shares and the Statements of Additional Information ("SAIs"), each dated October 27, 2023, as supplemented.

Includes:

•  UBS All China Equity Fund

•  UBS Emerging Markets Equity Opportunity Fund

•  UBS Engage For Impact Fund

•  UBS Global Allocation Fund

•  UBS International Sustainable Equity Fund

•  UBS U.S. Small Cap Growth Fund

•  UBS Multi Income Bond Fund

•  UBS Sustainable Development Bank Bond Fund

•  UBS US Dividend Ruler Fund

•  UBS US Quality Growth At Reasonable Price Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectuses and SAIs for the above-named series (each, a "Fund") of The UBS Funds.

First, this supplement updates certain information regarding changes to intermediary-specific sales charge waivers and discounts.

Second, this supplement updates certain information regarding additional compensation paid to UBS Financial Services Inc. as an affiliated dealer.

I. Intermediary-specific sales charge waivers and discounts

Effective April 1, 2024, Appendix A to the Prospectuses is revised by replacing the section relating to Merrill Lynch in its entirety with the following:

Purchases or sales of front-end (i.e., Class A) mutual fund shares through a Merrill Lynch ("Merrill") platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in the Fund's prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

ZS-1254

It is the investor's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Investors are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Sales Load Waivers on Class A Shares Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge ("CDSC") Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle investors to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

II. Additional compensation to affiliated dealer

Effective immediately, the Prospectuses and SAIs are hereby revised as follows:

The section captioned "Managing your fund account" and sub-captioned "Additional compensation to affiliated dealer" of the Prospectuses is deleted and replaced in its entirety with the following:

UBS AM (US) and/or UBS AM (Americas) may pay their affiliate, UBS Financial Services Inc., additional compensation in connection with the sale of Fund shares in consideration of distribution, marketing support and other services at an annual rate of 0.15% (15 basis points) of the value of the average monthly equity assets and 0.10% (10 basis points) of the average monthly fixed-income assets that are invested in each Fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs). The foregoing payments are made by UBS AM (US) and/or UBS AM (Americas) out of their own resources. Such payments are often referred to as "revenue sharing."

The section captioned "Reduced sales charges, additional purchase, exchange and redemption information and other services" or "Additional purchase, exchange and redemption information and other services," as applicable, and sub-captioned "Additional compensation to affiliated dealer" of the SAIs is deleted and replaced in its entirety with the following:

UBS AM (US) and/or UBS AM (Americas) may pay their affiliate, UBS Financial Services Inc., additional compensation in connection with the sale of Fund shares in consideration of distribution, marketing support and other services at an annual rate of 0.15% (15 basis points) of the value of the average monthly equity assets and 0.10% (10 basis points) of the average monthly fixed-income assets that are invested in each Fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs). The foregoing payments are made by UBS AM (US) and/or UBS AM (Americas) out of their own resources. Such payments are often referred to as "revenue sharing."

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) LLC